TRANSAMERICA INVESTORS, INC. (the “Fund”)
on behalf of Transamerica Premier Funds
Supplement dated December 28, 2006 to the Prospectus dated May 1, 2006
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Transamerica Premier Investor Class Shares
Transamerica Premier Focus Fund
Transamerica Premier Equity Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier Balanced Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund
Effective January 2, 2007, the “Shareholder Information” section of the prospectus is amended and supplemented as follows:
The minimum initial and minimum subsequent investment requirements, as well as assessment of redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by Fidelity Management Trust Company (“FMTC”) on behalf of one or more 401(k) or other retirement plans. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account will not be considered to be market timing or disruptive trading for purposes of the Fund’s compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the Fund) will apply to transactions by plan participants.

The Statement of Additional Information contains additional information.
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Investors Should Retain This Supplement For Future Use